Exhibit 99.1
GoHealth Reports Fourth Quarter and Fiscal 2022 Results
CHICAGO, March 16, 2023 — GoHealth, Inc. (NASDAQ: GOCO), a leading health insurance marketplace and Medicare-focused digital health company, today announced unaudited financial results and select operating metrics for the fourth quarter and year ended December 31, 2022.

Full year 2022 positive cash flow from operations of $60.9 million, a $359.9 million improvement compared to the prior year period, driven by strong operating results including improvements in efficiency year-over-year and Encompass penetration rates.

Fourth quarter 2022 net revenue of $69.4 million, net loss of $150.7 million, and Adjusted EBITDA[1] of negative $94.8 million. Full year 2022 net revenue of $631.7 million, net loss of $376.4 million, and Adjusted EBITDA[1] of negative $129.8 million.

Fourth quarter negative revenue adjustments that represent changes in estimates relating to performance obligations satisfied in prior periods (the “Lookback Adjustments”) reduced net revenue by $266.4 million and reduced both net loss and Adjusted EBITDA[1] by $186.6 million. Full year 2022 Lookback Adjustments reduced net revenue by $275.7 million and reduced both net loss and Adjusted EBITDA[1] by $192.7 million.

Excluding the Lookback Adjustments, fourth quarter 2022 net revenue was $335.8 million and full year 2022 net revenue was $907.4 million. Excluding the Lookback Adjustments, fourth quarter 2022 Adjusted EBITDA[1] was $91.8 million and full year 2022 Adjusted EBITDA[1] was $62.9 million.[2]

Full Year 2023 Guidance

The Company provided its full year 2023 outlook, and expects total net revenue of $750 - $850 million and Adjusted EBITDA[1] of $100 - $140 million, both excluding non-Encompass BPO Services.[3] The Company also expects positive cash flow from operations of $75 - $115 million.

“Our focus on the continued improvement of the beneficiary experience resulted in positive operating results, reinforcing our confidence in our business transformation strategy. Our top-tier team drove exceptional execution with improvements on key measures including conversion, customer acquisition costs, and effectuation during AEP. Full year cash flow of $60.9 million, driven by the Encompass model and our operating efficiency, validates our momentum,” said Vijay Kotte, CEO of GoHealth.

Kotte continued, “The move to Encompass was a strategic decision to reset the cash dynamics and margin profile of the business and deliver a better shopping experience for beneficiaries. With Encompass and our proprietary technology, GoHealth uniquely delivers an unbiased, personalized shopping experience for ever-changing beneficiary needs as well as seamless, customized onboarding by health plan dedicated resources. We believe beneficiaries are getting the best health plan for their needs, and more importantly gaining peace of mind.”

“After adjusting for trends we are seeing in today’s market and reflecting Q4 AEP results in our actuarial review of our back-book, we recorded a negative lookback adjustment of $266.4 million in revenue for policies sold in 2021 and prior years, which had an unfavorable impact of $186.6 million to net loss and Adjusted EBITDA[1]. With this adjustment, we believe we have done our best to mitigate the risk of any further out-of-period negative lookback adjustments,” said Jason Schulz, CFO of GoHealth.

The Company made the strategic decision to exit its non-Encompass BPO Services3 to focus on its core business. The financial benefit of this change will begin to flow through the Company’s results in the second quarter of 2023, while the exit is expected to be complete in the third quarter of 2023. In 2022, non-Encompass BPO Services3 contributed $110.9 million of net revenue with a gross margin of $20.5 million. Full year 2022 net revenue excluding both non-Encompass BPO Services3 revenue of $110.9 million and the Lookback Adjustments of $275.7 million was $796.5 million, and Adjusted EBITDA1 excluding both the non-Encompass BPO Services3 gross margin of $20.5 million and the Lookback Adjustments of $192.7 million was $42.4 million.4

The unaudited results for the fourth quarter and year ended December 31, 2022 included in this release, which are the responsibility of management, were prepared by the Company's management in connection with the preparation of the Company's financial statements. The Company's independent registered public accounting firm has not completed its audit of the unaudited financial information, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, such unaudited financial information. These unaudited results should not be viewed as a substitute for complete financial statements prepared in accordance with generally accepted accounting principles ("GAAP"). Accordingly, investors are cautioned not to place undue reliance on this unaudited financial information. See the information below under the heading "Forward-Looking Statements" and "Risk Factors" and "Management's Discussion and Analysis of Financial Conditions and Results of Operations" in the Company's 2021 Form 10-K, Quarterly Report on Form 10-Q for the first quarter ended March 31, 2022, Quarterly Report on Form 10-Q for the second quarter ended June 30, 2022, Quarterly Report on Form 10-Q for the third quarter ended September 30, 2022, the forthcoming 2022 Form 10-K, and other SEC filings.

Conference Call Details

The Company will host a conference call today, Thursday, March 16, 2023 at 5:00 p.m. (ET) to discuss its financial results. Participants can pre-register for the conference call at the following link: https://register.vevent.com/register/BId24e31536feb464b907f05de8417ecf7. A live audio webcast of the conference call will be available via GoHealth's Investor Relations website, https://investors.gohealth.com/. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call.

About GoHealth, Inc.:
As a leading health insurance marketplace and Medicare-focused digital health company, GoHealth's mission is to improve access to healthcare in America. Enrolling in a health insurance plan can be confusing for customers, and the seemingly small differences between plans can lead to significant out-of-pocket costs or lack of access to critical medicines and even providers. GoHealth combines cutting-edge technology, data science and deep industry expertise to match customers with the healthcare policy and health plan that is right for them. GoHealth has enrolled millions of people in Medicare plans and individual and family plans. For more information, visit https://www.gohealth.com.

Investor Relations:
IR@gohealth.com

Media Relations:
Pressinquiries@gohealth.com

(1)Adjusted EBITDA is a non-GAAP measure. For a definition of Adjusted EBITDA and a reconciliation to the most comparable GAAP measure, please see below.
(2)Net revenue excluding the Lookback Adjustments and Adjusted EBITDA excluding the Lookback Adjustments are non-GAAP measures. For fourth quarter and full year impact on revenue and Adjusted EBITDA for the Lookback Adjustments and for a reconciliation to the most comparable GAAP measure, please see table provided below.
(3)Non-Encompass BPO Services are those services in which we dedicate certain agents to specific health plans and agencies, outside of the Encompass Solution.
(4)Net revenue excluding the Lookback Adjustments and non-Encompass BPO Services and Adjusted EBITDA excluding the Lookback Adjustments and non-Encompass BPO Services gross margin are non-GAAP measures. For a reconciliation to the most comparable GAAP measure, please see table provided below.

Forward-Looking Statements

This press release contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (“the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (“the Exchange Act”). All statements other than statements of historical facts contained in this press release may be forward-looking statements. Statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding our expected growth, level of cash flow, future capital expenditures and debt service obligations are forward-looking statements.
In some cases, you can identify forward-looking statements by terms, such as “may,” “will,” “should,” “aim,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “likely,” “future,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

These forward-looking statements speak only as of the date of this press release and are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but are not limited to, the following: the marketing and sale of Medicare plans are subject to numerous, complex and frequently changing laws, regulations and guidelines; our operating results have been, and may continue to be, adversely impacted by factors that impact our estimate of LTV; our gradual expansion of the Encompass Solution may not be as successful as we expect; our business may be harmed if we lose our relationships with health plans or if our relationships with health plans change; health plans may reduce the commissions paid to us and change their underwriting practices in ways that reduce the number of, or impact the renewal or approval rates of, insurance policies sold through our platform; our management identified a material weakness in our internal controls over financial reporting, and we may be unable to develop, implement and maintain appropriate controls in future periods, which may lead to errors or omissions in our financial statements; we currently depend on a small group of health plans for a substantial portion of our revenue; information technology system failures could interrupt our operations; factors that impact our estimate of LTV (as defined below); we may lose key employees or fail to attract qualified employees; our failure to grow our customer base or retain our existing customers; we may not realize the benefits we expect from our strategic cash flow optimization and other cash management initiatives; our ability to sell Medicare-related health insurance plans is largely dependent on our licensed health insurance agents; operating and growing our business may require additional capital; and the Founders and Centerbridge have significant influence over us, including control over decisions that require the approval of stockholders.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this press release, as well as the cautionary statements and other risk factors set forth in the 2021 Form 10-K, Quarterly Report on Form 10-Q for the first quarter ended March 31, 2022, Quarterly Report on Form 10-Q for the second quarter ended June 30, 2022, Quarterly Report on Form 10-Q for the third quarter ended September 30, 2022, the forthcoming 2022 Form 10-K, and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Use of Non-GAAP Financial Measures and Key Performance Indicators
In this press release, we use supplemental measures of our performance that are derived from our consolidated financial information, but which are not presented in our Consolidated Financial Statements prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense (“EBITDA”); Adjusted EBITDA and Adjusted EBITDA margin. Adjusted EBITDA is the primary financial performance measure used by management to evaluate its business and monitor its results of operations.
Additional non-GAAP financial measures, including net revenue excluding the Lookback Adjustments, Adjusted EBITDA excluding the Lookback Adjustments, net revenue excluding both the non-Encompass BPO services revenue and the Lookback Adjustments and Adjusted EBITDA excluding both the non-Encompass BPO Services gross margin and the Lookback Adjustments, are also discussed in this press release. The Lookback Adjustments are revenue adjustments that represent changes in estimates relating to performance obligations satisfied in prior periods and relate to the fiscal years 2021 and prior.
Adjusted EBITDA represents, as applicable for the period, EBITDA as further adjusted for certain items summarized below in this press release. Adjusted EBITDA margin represents Adjusted EBITDA divided by net revenues.
We use non-GAAP financial measures to supplement financial information presented on a GAAP basis. We believe that excluding certain items from our GAAP results allows management to better understand our consolidated financial performance from period to period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare GAAP-based financial measures. Moreover, we believe these non-GAAP financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period to period comparisons. Adjusted EBITDA is used as a basis for certain compensation programs sponsored by the Company. There are limitations to the use of the non-GAAP financial measures presented in this press release. For example, our non-GAAP financial measures may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.
The non-GAAP financial measures are not meant to be considered as indicators of performance in isolation from or as a substitute for net income (loss) prepared in accordance with GAAP, and should be read only in conjunction with financial information presented on a GAAP basis. Reconciliations of each of EBITDA, Adjusted EBITDA, net revenue excluding the Lookback Adjustments, Adjusted EBITDA excluding the Lookback Adjustments, net revenue excluding both the non-Encompass BPO Services revenue and the Lookback Adjustments, and Adjusted EBITDA excluding both the non-Encompass BPO Services contribution and the Lookback Adjustments to its most directly comparable GAAP financial measure, net revenue or net income (loss), are presented in the tables below in this press release. We encourage you to review the reconciliations in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and include other expenses, costs and non-recurring items.
The Company is unable to provide a full reconciliation of guidance for Adjusted EBITDA without unreasonable effort because it is not possible to predict certain adjustment items with a reasonable degree of certainty since they are not yet known or quantifiable, and do not relate to the Company’s routine activities. This information is dependent upon future events, which may be outside of the Company’s control and could have a significant impact on its GAAP financial results for fiscal 2023.

Glossary
•“EBITDA” represents net income (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.
•“Adjusted EBITDA” represents, as applicable for the period, EBITDA as further adjusted for certain items summarized below in this press release.

•“Adjusted EBITDA Margin” refers to Adjusted EBITDA divided by net revenues.

•“Gross margin” refers to net revenue divided by cost of revenue, marketing and advertising expenses and customer care and enrollment expenses.

•“LTV” refers to the Lifetime Value of Commissions, which we define as aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan mix and expected policy persistency with applied constraints.

•“Non-Encompass BPO Services” refer to programs in which GoHealth-employed agents are dedicated to certain health plans and agencies we partner with outside of the Encompass Solution.

•“Sales per Submission” refers to (x) the combination sum of (i) aggregate commissions estimated to be collected over the estimated life of all commissionable Submissions for the relevant period based on multiple factors, including but not limited to, contracted commission rates, health plan mix and expected policy persistency with applied constraints, excluding revenue adjustments recorded in the period, but relating to performance obligations satisfied in prior periods, (ii) Encompass revenue, and (iii) partner marketing and enrollment services, divided by (y) the number of Submissions for such period.

•“Submission” refers to either (i) a completed application with our licensed agent that is submitted to the insurance health plan partner and subsequently approved by the health plan partner during the indicated period, excluding applications through our non-Encompass BPO Services or (ii) a transfer by our agent to the health plan partner through the Encompass marketplace during the indicated period.

The following tables set forth the components of our results of operations for the periods indicated (unaudited):

	Three months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2022		2021
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues:
Commission	$(73,268)	(105.6)%	$384,826	85.6%	$(458,094)	(119.0)%
Enterprise	142,644	205.6%	64,774	14.4%	77,870	120.2%
Net revenues	69,376	100.0%	449,600	100.0%	(380,224)	(84.6)%
Operating expenses:
Cost of revenue	20,629	29.7%	99,886	22.2%	(79,257)	(79.3)%
Marketing and advertising expense	56,151	80.9%	195,411	43.5%	(139,260)	(71.3)%
Customer care and enrollment	64,752	93.3%	122,269	27.2%	(57,517)	(47.0)%
Technology expense	11,525	16.6%	15,178	3.4%	(3,653)	(24.1)%
General and administrative	25,671	37.0%	29,007	6.5%	(3,336)	(11.5)%
Amortization of intangible assets	23,514	33.9%	23,513	5.2%	1	—%
Restructuring and other related charges	312	0.4%	—	—%	312	NM
Goodwill impairment charges	—	—%	386,553	86.0%	(386,553)	NM
Operating lease impairment charges	—	—%	1,062	0.2%	(1,062)	NM
Total operating expenses	202,554	292.0%	872,879	194.1%	(670,325)	(76.8)%
Income (loss) from operations	(133,178)	(192.0)%	(423,279)	(94.1)%	290,101	(68.5)%
Interest expense	17,317	25.0%	9,619	2.1%	7,698	80.0%
Other (income) expense, net	(50)	(0.1)%	(696)	(0.2)%	646	(92.8)%
Income (loss) before income taxes	(150,445)	(216.9)%	(432,202)	(96.1)%	281,757	(65.2)%
Income tax expense (benefit)	292	0.4%	118	—%	174	147.5%
Net income (loss)	$(150,737)	(217.3)%	$(432,320)	(96.2)%	$281,583	(65.1)%
Net income (loss) attributable to noncontrolling interests	(89,338)	(128.8)%	(277,225)	(61.7)%	187,887	(67.8)%
Net income (loss) attributable to GoHealth, Inc.	$(61,399)	(88.5)%	$(155,095)	(34.5)%	$93,696	(60.4)%
Net income (loss) per share:
Net income (loss) per share of common stock — basic and diluted	$(7.00)		$(20.22)
Weighted-average shares of Class A common stock outstanding — basic and diluted	8,895		7,669
Non-GAAP financial measures:
EBITDA	$(106,550)		$(392,251)
Adjusted EBITDA	$(94,781)		$1,499
Adjusted EBITDA margin	(136.6)%		0.3%
_________________________
NM = Not meaningful

	Twelve months ended Dec. 31,
(in thousands, except percentages and per share amounts)	2022		2021
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues:
Commission	$341,467	54.1%	$881,263	82.9%	$(539,796)	(61.3)%
Enterprise	290,208	45.9%	181,152	17.1%	109,056	60.2%
Net revenues	631,675	100.0%	1,062,415	100.0%	(430,740)	(40.5)%
Operating expenses:
Cost of revenue	187,670	29.7%	239,335	22.5%	(51,665)	(21.6)%
Marketing and advertising expense	207,559	32.9%	365,141	34.4%	(157,582)	(43.2)%
Customer care and enrollment	260,902	41.3%	319,103	30.0%	(58,201)	(18.2)%
Technology expense	46,094	7.3%	48,429	4.6%	(2,335)	(4.8)%
General and administrative	116,530	18.4%	98,183	9.2%	18,347	18.7%
Amortization of intangible assets	94,057	14.9%	94,056	8.9%	1	—%
Operating lease impairment charges	25,345	4.0%	1,062	0.1%	24,283	NM
Restructuring and other related charges	12,184	1.9%	—	—%	12,184	NM
Goodwill impairment charges	—	—%	386,553	36.4%	(386,553)	NM
Total operating expenses	950,341	150.4%	1,551,862	146.1%	(601,521)	(38.8)%
Income (loss) from operations	(318,666)	(50.4)%	(489,447)	(46.1)%	170,781	(34.9)%
Interest expense	57,069	9.0%	33,505	3.2%	23,564	70.3%
Loss on extinguishment of debt	—	—%	11,935	1.1%	(11,935)	NM
Other (income) expense, net	(115)	—%	(669)	(0.1)%	554	(82.8)%
Income (loss) before income taxes	(375,620)	(59.5)%	(534,218)	(50.3)%	158,598	(29.7)%
Income tax expense (benefit)	764	0.1%	(24)	—%	788	(3283.3)%
Net income (loss)	$(376,384)	(59.6)%	$(534,194)	(50.3)%	$157,810	(29.5)%
Net income (loss) attributable to noncontrolling interests	(227,678)	(36.0)%	(344,837)	(32.5)%	$117,159	(34.0)%
Net income (loss) attributable to GoHealth, Inc.	$(148,706)	(23.5)%	$(189,357)	(17.8)%	$40,651	(21.5)%
Net income (loss) per share:
Net income (loss) per share of common stock — basic and diluted	$(17.72)		$(26.80)
Weighted-average shares of Class A common stock outstanding — basic and diluted	8,445		7,066
Non-GAAP financial measures:
EBITDA	$(211,549)		$(393,206)
Adjusted EBITDA	$(129,776)		$33,821
Adjusted EBITDA margin	(20.5)%		3.2%
_________________________
NM = Not meaningful

The following tables set forth the reconciliations of GAAP net income (loss) to EBITDA and Adjusted EBITDA for the periods indicated (unaudited):

	Three months ended Dec. 31,
(in thousands)	2022	2021
Net revenues	$69,376	$449,600
Net income (loss)	(150,737)	(432,320)
Interest expense	17,317	9,619
Income tax expense (benefit)	292	118
Depreciation and amortization expense	26,578	30,332
EBITDA	(106,550)	(392,251)

Share-based compensation expense (1)	6,256	7,197
Legal fees (2)	3,478	—
Professional services (3)	773	—
Other (income) loss related to the adjustment of liabilities under the Tax Receivable Agreement (4)	550	—
Severance costs (5)	400	—
Restructuring and other related charges (6)	312	—
Goodwill impairment charges (7)	—	386,553
Adjusted EBITDA	$(94,781)	$1,499
Adjusted EBITDA margin	(136.6)%	0.3%
_________________________
(1)Represents non-cash share-based compensation expense relating to equity awards as well as share-based compensation expense relating to liability classified awards that will be settled in cash..
(2)Represents non-recurring legal fees unrelated to our core operations.
(3)Represents costs associated with non-recurring consulting fees and other professional services.
(4)Represents expense related to the measurement of our Tax Receivable Agreement obligation.
(5)Represents costs associated with the termination of employment and associated fees unrelated to restructuring activities.
(6)Represents employee termination benefits and other associated costs related to restructuring activities.
(7)Represents goodwill impairment charges related to the Medicare— Internal and Medicare— External reporting units for the twelve months ended December 31, 2021.

	Twelve months ended Dec. 31,
(in thousands)	2022	2021
Net revenues	$631,675	$1,062,415
Net income (loss)	(376,384)	(534,194)
Interest expense	57,069	33,505
Income tax expense (benefit)	764	(24)
Depreciation and amortization expense	107,002	107,507
EBITDA	(211,549)	(393,206)
Share-based compensation expense (1)	32,124	27,297
Operating lease impairment charges (2)	25,345	1,062
Restructuring and other related charges (3)	12,184	—
Professional services (4)	4,752	—
Severance costs (5)	3,340	—
Legal fees (6)	3,478	180
Other (income) loss related to the adjustment of liabilities under the Tax Receivable Agreement (7)	550	—
Loss on extinguishment of debt (8)	—	11,935
Goodwill impairment charges (9)	—	386,553
Adjusted EBITDA	$(129,776)	$33,821
Adjusted EBITDA margin	(20.5)%	3.2%
_________________________
(1)Represents non-cash share-based compensation expense relating to equity awards as well as share-based compensation expense relating to liability classified awards that will be settled in cash.
(2)Represents operating lease impairment charges, reducing the carrying value of the associated ROU assets and leasehold improvements to the estimated fair values.
(3)Represents employee termination benefits and other associated costs related to restructuring activities.
(4)Represents costs associated with non-recurring consulting fees and other professional services.
(5)Represents costs associated with the termination of employment and associated fees unrelated to restructuring activities.
(6)Represents non-recurring legal fees unrelated to our core operations.
(7)Represents expense related to the measurement of our Tax Receivable Agreement obligation.
(8)Represents the loss on debt extinguishment related to the Initial Term Loan Facility.
(9)Represents goodwill impairment charges related to the Medicare— Internal and Medicare— External reporting units for the twelve months ended December 31, 2021.

The following table summarizes net revenue and Adjusted EBITDA excluding the Lookback Adjustments and non-Encompass BPO Services for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2022	2021	2022	2021
Net revenue	$69,376	$449,600	$631,675	$1,062,415
Lookback Adjustments reported during the indicated periods	266,383	155,002	275,709	165,296
Lookback Adjustments attributed to 2021	—	(57,942)	—	(208,848)
Net revenue excluding Lookback Adjustments	335,759	546,660	907,384	1,018,863
Exit of non-Encompass BPO Services	(34,198)	(83,947)	(110,865)	(163,563)
Net revenues excluding Lookback Adjustments and non-Encompass BPO Services	301,561	462,713	796,519	855,300

Adjusted EBITDA	$(94,781)	$1,499	$(129,776)	$33,821
Lookback Adjustments reported during the indicated periods	186,617	105,373	192,693	111,863
Lookback Adjustments attributed to 2021	—	(42,484)	—	(149,559)
Adjusted EBITDA excluding Lookback Adjustments	91,836	64,388	62,917	(3,875)
Exit of non-Encompass BPO Services	(6,980)	(13,319)	(20,476)	(25,295)
Adjusted EBITDA excluding Lookback Adjustments and non-Encompass BPO Services	$84,856	$51,069	$42,441	$(29,170)
Adjusted EBITDA margin excluding Lookback Adjustments and non-Encompass BPO Services	28.1%	11.0%	5.3%	(3.4)%

The following table summarizes share-based compensation expense by operating function for the periods indicated (unaudited):

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
(in thousands)	2022	2021	2022	2021
Marketing and advertising	490	646	$1,653	$2,108
Customer care and enrollment	484	980	2,218	3,775
Technology	471	984	2,924	3,775
General and administrative	4,811	4,587	25,329	17,639
Total share-based compensation expense	$6,256	7,197	$32,124	$27,297

The following table sets forth our balance sheets for the periods indicated (unaudited):

	Dec. 31,
(in thousands, except per share amounts)	2022	2021
Assets
Current assets:
Cash and cash equivalents	$16,464	$84,361
Accounts receivable, net of allowance for doubtful accounts of $89 in 2022 and $558 in 2021	4,703	17,276
Commissions receivable - current	335,796	268,663
Prepaid expense and other current assets	57,593	58,695
Total current assets	414,556	428,995
Commissions receivable - non-current	695,637	993,844
Operating lease ROU asset	21,483	23,462
Other long-term assets	1,721	3,608
Property, equipment, and capitalized software, net	25,282	24,273
Intangible assets, net	500,611	594,669
Total assets	$1,659,290	$2,068,851
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$15,148	$39,843
Accrued liabilities	53,334	52,788
Commissions payable - current	122,023	104,160
Short-term operating lease liability	8,974	6,126
Deferred revenue	50,594	536
Current portion of long-term debt	5,270	5,270
Other current liabilities	10,112	8,344
Total current liabilities	265,455	217,067
Non-current liabilities:
Commissions payable - non-current	253,118	274,403
Long-term operating lease liability	38,367	19,776
Long-term debt, net of current portion	504,810	665,115
Other non-current liabilities	5,839	—
Total non-current liabilities	802,134	959,294
Commitments and Contingencies
Series A redeemable convertible preferred stock — $0.0001 par value; 50 shares authorized; 50 shares issued and outstanding at December 31, 2022. No shares issued and outstanding as of December 31, 2021. Liquidation preference of $50.9 million at December 31, 2022.	49,302	—
Stockholders’ equity:
Class A common stock – $0.0001 par value; 1,100,000 shares authorized; 8,963 and 7,699 shares issued; 8,950 and 7,699 shares outstanding at December 31, 2022 and December 31, 2021, respectively.	1	1
Class B common stock – $0.0001 par value; 616,259 and 587,360 shares authorized; 13,054 and 13,690 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively.	1	1
Preferred stock – $0.0001 par value; 20,000 shares authorized (including 50 shares of Series A redeemable convertible preferred stock authorized and 200 shares of Series A-1 convertible preferred stock authorized); 50 shares issued and outstanding at December 31, 2022; no shares issued and outstanding at December 31, 2021.	—	—
Series A-1 convertible preferred stock— $0.0001 par value; 200 shares authorized; no shares issued and outstanding at December 31, 2022 and December 31, 2021.	—	—
Treasury stock – at cost; 13 shares of Class A common stock at December 31, 2022	(345)	—
Additional paid-in capital	626,269	561,477
Accumulated other comprehensive income (loss)	(144)	(59)
Accumulated deficit	(357,023)	(208,317)
Total stockholders’ equity attributable to GoHealth, Inc.	268,759	353,103
Non-controlling interests	273,640	539,387
Total stockholders’ equity	542,399	892,490
Total liabilities, redeemable convertible preferred stock and stockholders’ equity	$1,659,290	$2,068,851

The following table sets forth our statements of cash flows for the periods indicated (unaudited):

	Twelve months ended Dec. 31,
(in thousands)	2022	2021
Operating Activities
Net income (loss)	$(376,384)	$(534,194)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Share-based compensation	27,142	27,297
Depreciation and amortization	12,945	13,451
Amortization of intangible assets	94,057	94,056
Amortization of debt discount and issuance costs	2,896	2,222
Loss on extinguishment of debt	—	11,935
Operating lease impairment charges	25,345	1,062
Goodwill impairment charges	—	386,553
Non-cash restructuring charges	976	—
Non-cash lease expense	4,017	5,033
Other non-cash items, net	(250)	(5)
Changes in assets and liabilities:
Accounts receivable	12,574	(2,758)
Commissions receivable	231,274	(452,950)
Prepaid expenses and other assets	2,140	(18,613)
Accounts payable	(24,795)	30,477
Accrued liabilities	546	25,745
Deferred revenue	50,058	(200)
Commissions payable	(3,423)	117,489
Operating lease liabilities	(6,597)	(4,885)
Other liabilities	8,383	(721)
Net cash provided by (used in) operating activities	60,904	(299,006)
Investing Activities
Purchases of property, equipment and software	(13,512)	(19,801)
Net cash used in investing activities	(13,512)	(19,801)
Financing Activities
Repayment of borrowings	(160,270)	(298,970)
Proceeds from stock option exercises	5	—
Proceeds from sale of Series A redeemable convertible preferred stock	50,000	—
Issuance cost payments from issuance of Series A redeemable convertible preferred stock	(1,641)	—
Debt issuance cost payments	(2,697)	(4,108)
Repurchase of shares to satisfy employee tax withholding obligations	(345)	—
Principal payments under capital lease obligations	(103)	(318)
Proceeds from borrowings	—	565,000
Call premium paid for debt extinguishment	—	(5,910)
Advancement to NVX Holdings, Inc.	—	3,395
Net cash (used in) provided by financing activities	(115,051)	259,089
Effect of exchange rate changes on cash and cash equivalents	(238)	(155)
Increase (decrease) in cash and cash equivalents	(67,897)	(59,873)
Cash and cash equivalents at beginning of period	84,361	144,234
Cash and cash equivalents at end of period	$16,464	$84,361
Supplemental Disclosure of Cash Flow Information
Interest paid	56,920	28,244
Income taxes paid	486	879

The following tables set forth operating segment results for the periods indicated (unaudited):

	Three months ended Dec. 31,
(in thousands, except percentages)	2022		2021
	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues:
Medicare - Internal	$34,477	49.7%	$368,503	82.1%	$(334,026)	(90.6)%
Medicare - External	28,504	41.1%	72,447	16.1%	(43,943)	(60.7)%
IFP and Other - Internal	6,069	8.7%	6,182	1.4%	(113)	(1.8)%
IFP and Other - External	327	0.5%	2,468	0.5%	(2,141)	(86.8)%
Net revenues	69,377	100.0%	449,600	100.0%	(380,223)	(84.6)%
Segment profit (loss):
Medicare - Internal	(69,790)	(100.6)%	10,771	2.4%	(80,561)	(747.9)%
Medicare - External	(15,631)	(22.5)%	3,075	0.7%	(18,706)	(608.3)%
IFP and Other - Internal	1,986	2.9%	2,162	0.5%	(176)	(8.1)%
IFP and Other - External	(257)	(0.4)%	472	0.1%	(729)	(154.4)%
Segment profit (loss)	(83,692)	(120.6)%	16,480	3.7%	(100,172)	(607.8)%
Corporate expense	25,660	37.0%	29,693	6.6%	(4,033)	(13.6)%
Amortization of intangible assets	23,514	33.9%	23,513	5.2%	1	—%
Restructuring and other related charges	312	0.4%	—	—%	312	NM
Goodwill impairment charges	—	—%	386,553	86.0%	(386,553)	NM
Interest expense	17,317	25.0%	9,619	2.1%	7,698	80.0%
Other (income) expense, net	(50)	(0.1)%	(696)	(0.2)%	646	(92.8)%
Income (loss) before income taxes	$(150,445)	(216.9)%	$(432,202)	(96.1)%	$281,757	(65.2)%
_________________________
NM = Not meaningful

	Twelve months ended Dec. 31,
	2022		2021
(in thousands, except percentages)	Dollars	% of Net Revenues	Dollars	% of Net Revenues	$ Change	% Change
Net revenues:
Medicare - Internal	$421,273	66.7%	$844,894	79.5%	$(423,621)	(50.1)%
Medicare - External	189,886	30.1%	189,563	17.8%	323	0.2%
IFP and Other - Internal	17,972	2.8%	19,687	1.9%	(1,715)	(8.7)%
IFP and Other - External	2,544	0.4%	8,271	0.8%	(5,727)	(69.2)%
Net revenues	631,675	100.0%	1,062,415	100.0%	(430,740)	(40.5)%
Segment profit (loss):
Medicare - Internal	(43,382)	(6.9)%	84,345	7.9%	(127,727)	(151.4)%
Medicare - External	(31,260)	(4.9)%	2,622	0.2%	(33,882)	(1292.2)%
IFP and Other - Internal	4,654	0.7%	2,819	0.3%	1,835	65.1%
IFP and Other - External	(1,502)	(0.2)%	245	—%	(1,747)	(713.1)%
Segment profit (loss)	(71,490)	(11.3)%	90,031	8.5%	(161,521)	(179.4)%
Corporate expense	115,590	18.3%	97,807	9.2%	17,783	18.2%
Amortization of intangible assets	94,057	14.9%	94,056	8.9%	1	—%
Operating lease impairment charges	25,345	4.0%	1,062	0.1%	24,283	NM
Restructuring and other related charges	12,184	1.9%	—	—%	12,184	NM
Loss on extinguishment of debt	—	—%	11,935	1.1%	(11,935)	NM
Goodwill impairment charges	—	—%	386,553	36.4%	(386,553)	NM
Interest expense	57,069	9.0%	33,505	3.2%	23,564	70.3%
Other (income) expense, net	(115)	—%	(669)	(0.1)%	554	(82.8)%
Income (loss) before income taxes	$(375,620)	(59.5)%	$(534,218)	(50.3)%	$158,598	(29.7)%
_________________________
NM = Not meaningful

In addition to traditional financial metrics, we rely upon certain business and operating metrics to evaluate our business performance and facilitate our operations. Below are the most relevant business and operating metrics for each segment, except for EBITDA and Adjusted EBITDA, which are not presented on a segment basis.

The following tables present the number of Submissions by product for each of the Medicare segments for the periods presented.

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
Submissions	2022	2021	2022	2021
Medicare-Internal
Medicare Advantage	176,975	439,968	482,356	793,267
Medicare Supplement	76	471	281	1,025
Prescription Drug Plans	5,934	16,438	11,347	22,322
Medicare-Internal Submissions	182,985	456,877	493,984	816,614
Medicare-External
Medicare Advantage	128,529	145,616	346,900	266,795
Medicare Supplement	179	708	458	2,531
Prescription Drug Plans	12,440	11,628	21,314	12,344
Medicare-External Submissions	141,148	157,952	368,672	281,670
Total Submissions
Medicare Advantage	305,504	585,584	829,256	1,060,062
Medicare Supplemental	255	1,179	739	3,556
Prescription Drug Plans	18,374	28,066	32,661	34,666
Total Medicare Submissions	324,133	614,829	862,656	1,098,284

The following table presents the Sales per Submission by product for the Medicare segments for the periods presented:

	Three months ended Dec. 31,		Twelve months ended Dec. 31,
Sales Per Submission	2022	2021	2022	2021
Medicare Advantage	$918	$785	$929	$813
Medicare Supplement	$1,221	$900	$965	$853
Prescription Drug Plans	$108	$215	$109	$215